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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):                August 14, 2002

                          FIDELITY NATIONAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

 Georgia                           0-22374                    58-1416811
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(State or Other            (Commission File Number)         (I.R.S. Employer
Jurisdiction of                                              Identification
Incorporation)                                                  Number)

             3490 Piedmont Road, Suite 1550, Atlanta, Georgia 30305
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                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including area code: (404) 240-1504

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ITEM 9. REGULATION FD DISCLOSURE.

         Attached as Exhibits 99.1 and 99.2 are the Certifications of the Chief Executive Officer and the Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.



                                       FIDELITY NATIONAL CORPORATION



                                       BY: /s/ M. Howard Griffith, Jr.
                                          --------------------------------------
                                          M. HOWARD GRIFFITH, JR.
                                          CHIEF FINANCIAL OFFICER


Date: August 14, 2002


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